EXHIBIT 99.3


                     MASTER LEASE AGREEMENT

                    dated as of June 28, 1996

                         by and between

                    COMDISCO, INC., as Lessor

                               and

       MICRUS, a New York general partnership, as Lessee


                        TABLE OF CONTENTS

                                                             Page

1. PROPERTY LEASED.                                            1

2. TERM.                                                       1

3. RENT AND PAYMENT.                                           1

4.  SELECTION AND WARRANTY AND DISCLAIMER OF WARRANTIES.       1

     4.1. Selection..                                          1
     4.2. Warranty and Disclaimer of Warranties                2

5.  TITLE AND ASSIGNMENT.                                      2

     5.1. Title..                                              2
     5.2.  Relocation or Sublease                              2
     5.3.  Assignment by Lessor to a Secured Party             3
     5.4.  Assignment by Lessor to Assignee and Participants.  4
     5.5.  Restrictions on Lessor, Assignee, Secured Party
               and the Participants.                           5

6. NET LEASE AND TAXES AND FEES.                               6

     6.1. Net Lease.                                           6
     6.2. Taxes and Fees                                       6
     6.3.  Reservation of Right.                               6

7.  CARE, USE AND MAINTENANCE, ATTACHMENTS AND
     RECONFIGURATIONS AND INSPECTION BY LESSOR.                6

     7.1. Care, Use and Maintenance.                           6
     7.2.  Attachments and Reconfigurations.                   7
     7.3. Inspection by Lessor                                 7

8.  REPRESENTATIONS AND WARRANTIES OF LESSEE.                  7

9. DELIVERY AND RETURN OF EQUIPMENT.                           7

10. LABELING.                                                  8

11.  INDEMNITY.                                                8

12. RISK OF LOSS.                                              9

13. DEFAULT, REMEDIES AND MITIGATION.                          9

     13.1.  Default                                            9
     13.2.Remedies:                                           11
     13.3.Mitigation

14. Intentionally Omitted.                                    11

15.  ADDITIONAL PROVISIONS.                                   11

     15.1.  Entire Agreement.                                 11
     15.2.  No Waiver.                                        12
     15.3.  Binding Nature.                                   12
     15.4.  Survival of Obligations.                          12
     15.5.  Notices                                           12
     15.6.  Applicable Law                                    12
     15.7.  Severability.                                     12
     15.8.  Counterparts                                      13
     15.9.  Additional Documents.                             13
     15.10. Electronic Communications                         13
     15.11. Scope of Liability                                13
     15.12. Confidentiality:                                  13
     15.13. Definitions.                                      14


                     MASTER LEASE AGREEMENT


     MASTER LEASE AGREEMENT (this "Master Lease") dated as of June 28, 1996, by and between COMDISCO, INC. ("Lessor") and MICRUS, a
New York general partnership ("Lessee").

     IN CONSIDERATION of the mutual agreements described below, the parties agree as follows (all capitalized terms are defined in Section 15.13):

1.PROPERTY LEASED.

     Lessor hereby leases to Lessee and Lessee hereby leases from Lessor, subject to the terms and conditions of this Master Lease, the items of equipment (the "Equipment") described in the lease schedules executed or to be executed hereunder (each a "Schedule"). Each Schedule shall constitute a separate and independent lease and contractual obligation of Lessee and shall incorporate the terms and conditions of this Master Lease and any additional provisions contained in such Schedule. In the event of a conflict between the terms and conditions of this Master Lease and any additional provisions of such Schedule, the additional provisions of such Schedule shall prevail with respect to such Schedule only.


2.TERM.

     On the Commencement Date Lessee will be deemed to accept the Equipment (a) as evidenced by Lessee's delivery of a Lease
Schedule in the form of Exhibit A to Lessor or (b) in the case of Lessee's delivery of a Lease Schedule in the form of Exhibit B as evidenced by Lessee's delivery of a Commencement Certificate in the form of Exhibit C to Lessor, and by such delivery of a Lease Schedule under (a) above or of a Lease Schedule and a Commencement Certificate under (b) above, as applicable, Lessee will be bound to its rental obligations for each item of Equipment ("Item"), and the term of a Schedule ("Term") will begin and continue through the Initial Term. Except as set forth in a Schedule, no termination may be effective prior to the expiration of the Initial Term.

3.RENT AND PAYMENT.

     Rent is due and payable in advance, in immediately available funds, on the first day of each Rent Interval to the Paying Agent at the location specified in the Schedule or such other payee and location as specified by Lessor by written notice to Lessee not less than 30 days prior to the applicable payment date. Interim Rent is due and payable within 30 days after invoice. If any payment is not made when due, Lessee will pay interest at the Overdue Rate.

4.SELECTION AND WARRANTY AND DISCLAIMER OF WARRANTIES.

     4.1. Selection. Lessee acknowledges that it has selected the Equipment and disclaims any reliance upon statements made by Lessor.

     4.2. Warranty and Disclaimer of Warranties. Lessor warrants to Lessee that, so long as no Event of Default exists, Lessor will not disturb Lessee's quiet and peaceful possession and unrestricted use of each Item. To the extent permitted by the manufacturer, Lessor assigns to Lessee during the term of the Schedule any manufacturer's warranties for each Item. LESSOR MAKES NO OTHER WARRANTY, EXPRESS OR IMPLIED, AS TO ANY MATTER WHATSOEVER, INCLUDING, WITHOUT LIMITATION, THE MERCHANTABILITY OF EACH ITEM OR ITS FITNESS FOR A PARTICULAR PURPOSE. Lessor is not responsible for any liability, claim, loss, damage or expense of any kind (including strict liability in tort) caused by each Item except for any loss or damage caused by the negligent acts of Lessor. In no event is Lessor responsible for special, incidental or consequential damages.

5.TITLE AND ASSIGNMENT.

     5.1. Title. Lessee holds the Equipment subject and subordinate to the rights of the, Lessor, any Assignee and any Secured Party. If an Event of Default exists or Lessor has requested in writing of Lessee and Lessee has failed to respond within 10 days to such request, Lessee authorizes Lessor, as Lessee's agent, to prepare, execute and file in Lessee's name precautionary Uniform Commercial Code financing statements showing the interest of the, Lessor, and any Assignee or Secured Party in the Equipment and to insert serial numbers in Schedules as appropriate. Except as provided in Sections 5.2 and 7.2 hereof and a Schedule, Lessee will, at its expense, keep the Equipment free and clear of any liens or encumbrances of any kind (other than Permitted Liens) and will indemnify and hold Lessor, any Assignee and any Secured Party harmless from and against any loss caused by Lessee's failure to do so.

     5.2. Relocation or Sublease. Upon prior written notice to Lessor, Lessee may relocate any Item to any location within the continental United States, provided (i) such Item will not be used by an entity exempt from federal income tax, and (ii) all additional costs (including any administrative fees, additional taxes and insurance coverage) are reconciled and promptly paid by Lessee. Lessee shall have and retain throughout the Term with respect to any Item control over the operation and use of such Item, and may, so long as no Event of Default exists, without the consent of Lessor, assign Lessee's interest in this Master Lease or sublease, license, transfer control of, or permit any other person to use, all or any part of any Item or Items during the Term, subject to the following terms and conditions:

     (i) Lessee shall remain primarily liable to Lessor for the performance of all the terms of this Master Lease to the same extent as if such assignment, sublease or arrangement had not occurred, and the Guaranty shall remain in full force and effect against Guarantor;

     (ii) such assignment, sublease or arrangement shall be in compliance with all applicable laws;

     (iii) such assignment, sublease or arrangement as to any Item shall not extend beyond the stated Term with respect to such Item as then in effect for such Item, and any rights created thereby in an Item shall be fully subject and subordinate to this Master Lease;

     (iv) such assignment, sublease or arrangement shall be to Guarantor or to a solvent affiliate of Lessee, Guarantor or International Business Machines Corporation ("IBM"), organized under the laws of any state of, and located in, the United States;

     (v) such assignment, sublease or arrangement shall not subject Lessor to any regulation by any governmental agency;

     (vi) Lessee shall give prior written notice to Lessor of any such assignment, sublease or arrangement;

     (vii) Lessee shall obtain and deliver to Lessor such Uniform
     Commercial Code financing statements executed by the assignee or sublessee and Lessee, as reasonably may be required by Lessor, to be filed at Lessee's expense; and

     (viii) all reasonable costs and expenses (including attorney's fees and expenses) incurred by Lessor in connection with such assignment, sublease or arrangement shall be paid by Lessee.

No relocation or sublease will relieve Lessee of any of its obligations under this Master Lease and the relevant Schedule.

Upon the dissolution of Lessee, Lessee may assign its leasehold interest in this Master Lease in its entirety to Guarantor, IBM or a solvent subsidiary of either thereof, or to a solvent general partnership of which IBM or a solvent subsidiary of IBM is the managing general partner; provided that (1) the Guaranty survives any such assignment to Guarantor or its solvent subsidiary and remains in full force and effect against Guarantor or, if such assignment is to a solvent subsidiary of IBM, IBM will provide a guaranty substantially in the form of Exhibit E attached hereto (provided, however, such guaranty shall not include paragraph 3 of Exhibit E therein), and (2) subparagraphs (ii), (iii), (iv) and
(vi) above shall be complied with.

     5.3. Assignment by Lessor to a Secured Party. Lessor may not grant a security interest in all or any part of a Schedule to a Secured Party unless (a) Lessor delivers five (5) Business Days prior written notice to Lessee setting forth the identity of any proposed Secured Party and the Items on which such proposed Secured Party is intended to have a Lien ("Notice") (b) any proposed Secured Party qualifies as a Transferee (as such term is hereinafter defined), and (c) Lessee confirms in writing the qualification of such proposed Secured Party within a reasonable time after such Notice. If such an event should occur, and upon delivery by Lessor of written notice to Lessee confirming the status of such party as a Secured Party and the Items on which it has a Lien, the term Lessor will include the security interest of such Secured Party with respect to such Schedule; provided, however, any assignment, sale, or other transfer by Lessor will not relieve Lessor of its obligations to Lessee and will not change Lessee's duties or increase the burdens or risks imposed on Lessee. Lessee consents to such assignments to a Transferee, and will acknowledge them in a written notice given to Lessee. Any successor to a Secured Party must also be a Transferee. Lessee also agrees that at any time an Event of Default exists:

     (a) The Secured Party will be entitled to exercise all of Lessor's rights with respect to such Schedule subject to a lien in favor of the Secured Party, but will not be obligated to perform any of the obligations of Lessor with regard to such Equipment; provided, however, the Secured Party will not disturb Lessee's quiet and peaceful possession and unrestricted use of the Equipment so long as no Event of Default exists.

     (b) To the extent applicable, Lessee will pay all Rent and all other amounts payable to the Paying Agent for the benefit of the Secured Party, despite any defense or claim which Lessee has against Lessor. Notwithstanding anything to the contrary contained herein, Lessee reserves its right to have recourse directly against Lessor for any defense or claim.

     (c) Subject to and without impairment of Lessee's leasehold rights in the Equipment, Lessee will hold the Equipment for the Secured Party to the extent of the Secured Party's rights in such Equipment and to the extent such rights do not exceed the rights of the Lessor (or conflict with Lessee's rights of quiet enjoyment hereunder) and have been notified in writing to Lessee.

     5.4.  Assignment by Lessor to Assignee and Participants.

     (a) Lessor may not, without the consent of Lessee (which consent shall not unreasonably be withheld, delayed or conditioned; provided, however, any Assignee must qualify as a Transferee), assign this Master Lease or any Schedule, in whole but not in part, or the right to enter into any Schedule to an Assignee. Lessor or the Paying Agent shall act as the Paying Agent for any Assignee unless an Event of Default exists hereunder, in which case such Assignee may act directly in lieu of Lessor or Paying Agent, as the case may be, hereunder. Lessee agrees to confirm in writing receipt of a notice of an approved assignment with respect to a Schedule (in whole, but not in part) as reasonably may be requested by Assignee. Lessee hereby waives, and agrees not to assert against any such Assignee, any defense, set-off, recoupment, claim or counterclaim that Lessee has or may at any time have against Lessor or any other person for any reason whatsoever. Notwithstanding anything to the contrary contained herein, Lessee reserves its right to have recourse directly against Lessor for any defense or claim. Each Assignee shall be required to assume, in a writing delivered to Lessee, all obligations of Lessor, including the first sentence of Section 4.2 and Section 5.6.

     (b) Subject to the terms set forth in the last sentence of this Section 5.4(b), Lessee acknowledges that it has been advised that the interest of Lessor in this Master Lease, the Schedules, related instruments and documents and/or the Equipment may be conveyed to, in whole or in part, certain third parties (each being herein referred to as a "Participant" and, collectively, as the "Participants") without the consent of Lessee (the "Syndication"). Lessee agrees to cooperate reasonably with Lessor in connection with the Syndication, including the execution and delivery of such other documents, instruments, notices, opinions, certificates and acknowledgments as reasonably may be required by Lessor or such Participant; provided, however, in no event shall Lessee be required to consent to any change that would adversely affect any of the terms of the transactions contemplated herein; and provided further, however, that Lessor shall be responsible for its own costs and expenses incurred in connection with the Syndication. Each Participant shall be required to comply with the provisions of the first sentence of Section 4.2 hereof and to qualify as a Transferee.

     5.5. Restrictions on Lessor, Assignee, Secured Party and the
Participants.

     (a) Each of Lessor, any Assignee, Security Party and the Participants agrees that it will not advertise or publish the fact that it has furnished financing to, or otherwise entered into the transactions contemplated hereby with, Lessee, Guarantor or IBM without first obtaining the written consent of such Person. Notwithstanding any other provision of this Master Lease, a Schedule, the Guaranty or any documents executed in connection with the Master Lease (collectively, "Operative Documents"), Lessor, any Assignee, Security Party and the Participants will not have any right to use any trademark or trade name of, or otherwise refer to, Lessee, Guarantor or IBM in any promotion or publication without first obtaining the written consent of such Person.

     (b) A Participant may at any time assign any or all of its rights, obligations, title and interest as such Participant to any Transferee with five (5) Business Days' notice to Lessor, Lessee, Guarantor, IBM and IBM Credit Corporation.
     As used herein, "Transferee" shall mean a corporation, bank, insurance company, trust company or national banking association, or any affiliate of any thereof, incorporated or doing business under the laws of the United States or one of the states thereof, having at the time of transfer a consolidated net worth or combined capital and surplus of at least $20,000,000.00, which is not a direct competitor of or then in litigation adverse to Lessee, Guarantor or IBM or which is then in litigation adverse to IBM Credit Corporation.

     (c) Subject always to the foregoing and to Sections 5.2, 5.3 and 5.4 hereof, this Master Lease inures to the benefit of, and is binding upon, the successors and assigns of the parties hereto.

     5.6 No Lessor Liens. Lessor and Lessor's successors and assigns (including, without limitation, any Assignee, Secured Party or Participant) shall not directly or indirectly create, incur or suffer to exist any lien on or disposition of title of any Item or any portion thereof that either (i) results from claims against Lessor not related to the transactions contemplated by the Operative Documents or (ii) results from an affirmative act of Lessor to create such a lien or disposition and that is neither consented to by the Lessee nor taken in connection with any Event of Default (all such liens referred to in clauses (i) and (ii) being herein called "Lessor Liens"). Lessor agrees that it will, at its own cost and expense, promptly take such action as may be necessary duly to discharge any Lessor Lien attributable to it and will make restitution and hold harmless Lessee from and against any costs or expenses (including legal fees and expenses) and any reduction in the amount payable under this Master Lease, as a result of the imposition or enforcement of any such Lessor Lien attributable to it.

6.NET LEASE AND TAXES AND FEES.

     6.1. Net Lease.  Each Schedule constitutes a net lease.
Lessee's obligation to pay Rent and all other amounts is absolute and unconditional and is not subject to any abatement, reduction, set-off, defense, counterclaim, interruption, deferment or recoupment for any reason whatsoever.

     6.2. Taxes and Fees. Lessee will pay when due or reimburse Lessor for all taxes, fees or any other charges by any governmental authority (except only federal, state and local taxes on or measured by the capital or the net income of Lessor), together with any related interest or penalties not arising from the negligence of Lessor, accrued for or arising from the Equipment and/or this Master Lease during the term of each Schedule. Lessor will file all personal property tax returns for the Equipment and pay all property taxes due. Lessee will reimburse Lessor for such property taxes within thirty (30) days of receipt of an invoice therefor.

     6.3. Reservation of Right. Notwithstanding anything to the contrary contained herein, Lessee reserves the right to recover damages resulting from any breach by Lessor, any Assignee, any Secured Party or any Participant of Lessor's obligation under this Master Lease to protect quiet and peaceful possession and unrestricted use and enjoyment of each Item by Lessee.

7.CARE, USE AND MAINTENANCE, ATTACHMENTS AND RECONFIGURATIONS AND
INSPECTION BY LESSOR.

     7.1. Care, Use and Maintenance. (a)Lessee shall not use any Item, or authorize any third party to use any Item, in breach of any applicable laws (other than applicable laws as to which noncompliance would not adversely affect the business, operations or properties of Lessee and so long as such noncompliance shall not involve any material danger of the sale, forfeiture or loss of such Item or the imposition of any criminal liability on Lessor).
(b)Lessee at its own expense shall at all times during the Term applicable to each Item maintain such Item in accordance with good commercial maintenance standards and practices followed from time to time by Lessee in the operation and maintenance of similar kinds of properties owned or leased by them. Lessee shall keep each such Item fit for its intended use, in good and efficient working order (ordinary wear and tear excepted), and in as good condition (ordinary wear and tear excepted) as it was in on the Commencement Date for such Item of Equipment. (c)Lessee will promptly report to Lessor in writing if any Item is lost or damaged and the estimated replacement or repair costs would exceed One Hundred Thousand Dollars ($100,000), or is otherwise involved in an accident causing serious personal injury or significant property damage.

     7.2. Attachments and Reconfigurations. Notwithstanding anything to the contrary contained herein or in a Schedule, no consent of Lessor shall be required for any alterations, modification, repairs, upgrades or enhancements (collectively, "Alterations") to the Equipment during the Initial Term or any extension thereof, provided, however, that if such Alterations should impair or degrade the remarketability, fair market value or use of the Equipment, then prior to return of Equipment, Lessee at its expense will restore the Equipment as required in Section 9. In the event Lessee elects either to purchase or renew at the end of the Initial Term or extension thereof and Alterations have impaired or degraded the Fair Market Value of the Equipment, then both parties agree the determination of the Fair Market Value shall be based on the Equipment in the same operating order, repair and appearance as when installed (normal wear and tear excluded). Alternatively, without limiting the foregoing, Lessee may return the Equipment with the Alteration. If the Alteration has been purchased by Lessee, upon return, Lessor will remarket the altered equipment and remit 100% of the Fair Market Value of Alteration to Lessee. The Lessor, at its sole discretion, may lease Alterations to Lessee under mutually agreeable terms. 7.3. Inspection by Lessor. Upon request, Lessee, during reasonable business hours and subject to Lessee's security and operational requirements, will make the Equipment and its related log and maintenance records available to Lessor for inspection.


8.  REPRESENTATIONS AND WARRANTIES OF LESSEE.

     Lessee represents and warrants that for this Master Lease and each Schedule: (a)The execution, delivery and performance of the Lessee have been duly authorized by all necessary corporate or partnership action; (b) The individual executing was duly authorized to do so; (c)This Master Lease and each Schedule constitute legal, valid and binding agreements of the Lessee enforceable in accordance with their terms; and

9.   DELIVERY AND RETURN OF EQUIPMENT.

     Lessee assumes the full expense of transportation of the Equipment to its initial location, installation, deinstallation, and return to a location within the continental United States (including without limitation the expense of in-transit insurance) all pursuant to Lessee's operating requirements and manufacturer's specifications (as applicable). Upon any expiration or termination of this Master Lease or any Schedule, unless Lessee has exercised its early termination option, extension option, renewal option, or purchase option pursuant hereto, Lessee shall promptly, at its own cost and expense: (i) perform any testing and repairs required to place the affected Item in the same condition and appearance as when received by Lessee (ordinary wear and tear excepted) meeting all original equipment manufacturer's specifications for continued manufacturer's maintenance, but only to the extent such manufacturer's specifications and maintenance are then commercially available, and, to the extent reasonably available, accompanied by all associated documents, manuals, maintenance records, spare parts and accessories for the duration of the Initial Term, and in good working order for its originally intended purpose; (ii) if deinstallation, disassembly or crating is required, cause such Item to be deinstalled, disassembled and crated by qualified personnel of Lessee or IBM, or by an authorized manufacturer's representative or such other service person as is satisfactory to Lessor; and (iii) within ten (10) days after such expiration or termination, ship such Item, free and clear of all liens and encumbrances (other than Lessor Liens), to a location within the forty-eight (48) contiguous continental United States as Lessor shall direct; and Lessee shall provide, at its expense, transit insurance payable to Lessor for the Equipment in the amount of the then Casualty Value of the Equipment. The Lessee agrees that during the last six months of the Term with respect to such Item, it will cooperate in all reasonable respects with efforts of the Lessor to lease lessees or purchasers by providing access to the Item as then being used and to the records relating to maintenance and performance for inspection during normal working hours upon prior written notice to Lessee, including providing access to Lessor and a representative of the manufacturer to audit such Item prior to any decommissioning of such Item during such six month period; provided, however, that such cooperation shall be subject to the Lessee's reasonable operational and security requirements.

10. LABELING.

     Upon request, Lessee will provide unique equipment numbering for each Item that is tracked to the list of Items on a Schedule. Lessee will keep all Equipment free from any other marking or labeling which might be interpreted as a claim of ownership.

11. INDEMNITY.

     Lessee will indemnify and hold Lessor, any Assignee and any Secured Party harmless from and against any and all claims, costs, expenses, damages and liabilities, including reasonable attorney's fees, arising out of the ownership (for strict liability in tort only), selection, possession, leasing, operation, control, use, maintenance, delivery, return or other disposition of the Equipment (including, without limitation, latent and other defects, whether or not discoverable by Lessor or Lessee, and any claim for patent, trademark or copyright infringement or environmental damage). However, Lessee is not responsible to a party indemnified hereunder, for any claims, costs, expenses, damages and liabilities occasioned by the negligent acts or willful misconduct of such indemnified party. Lessee agrees to carry bodily injury and property damage liability insurance during the term of the Master Lease in amounts and against risks customarily insured against by Lessee on equipment owned by it. Any amounts received by Lessor under that insurance will be credited against Lessee's obligations under this Section.

12.RISK OF LOSS.

     Effective upon delivery and until the Equipment is returned, Lessee relieves Lessor of responsibility for all risks of physical damage to or loss or destruction of the Equipment. With respect to all losses in excess of One Hundred Thousand Dollars ($100,000), Lessee will carry casualty insurance for each Item in an amount not less than the Casualty Value. All policies for such insurance will name Lessor and any Secured Party as additional insureds, and as loss payees, and will provide for at least thirty
(30) days' prior written notice to Lessor of cancellation or expiration. Lessee will furnish appropriate evidence of such insurance. Provided that no Event of Default exists, Lessor shall apply proceeds of insurance with respect to losses in excess of One Hundred Thousand Dollars ($100,000), in whole or in part, as elected by Lessee pursuant to this Section 12, to (i) repair or replace Equipment or any part thereof, or (ii) satisfy any obligation of Lessee to Lessor hereunder. Lessee shall promptly repair any damaged Item if such Item is damaged and the estimated repair costs would exceed One Hundred Thousand Dollars ($100,000) and unless such Item has suffered a Casualty Loss. Within fifteen
(15) days of a Casualty Loss, Lessee will provide written notice of that loss to Lessor, and Lessee will, at Lessee's option, either (a) replace the Item with Like Equipment, and marketable title to the Like Equipment will automatically vest in Lessor, or
(b) pay the Casualty Value, and after that payment and the payment of all other amounts due and owing hereunder, Lessee's obligation to pay further Rent for the Item will cease, and (except in case
(i) of the loss, theft or complete destruction of such Item, or
(ii) where the insurer requires possession of the damaged Item) Lessee shall be entitled to recover possession of and title to such Item and Lessor shall transfer (without any representation, recourse or warranty whatsoever except as to the absence of Lessor Liens) such Item, including title to such Item to the Lessee and the Lessor shall execute and deliver such documents evidencing such transfer and take such further action as the Lessee shall reasonably request.

13.DEFAULT, REMEDIES AND MITIGATION.

     13.1.Default. Lessor of a defaulted Schedule may in writing declare this Master Lease in default with respect to the Equipment listed on such defaulted Schedule upon the occurrence of any one or more of the following Events of Default: (a)Lessee's failure to pay Rent with respect to such Schedule or other amounts payable by Lessee with respect to such Equipment listed on such Schedule when due if that failure continues for ten (10) days after written notice; or (b)Lessee's failure to perform any other term or condition of such Schedule or the material inaccuracy of any representation or warranty made by Lessee in such Schedule or in any document or certificate furnished to Lessor hereunder with respect to the Equipment listed on such Schedule if that failure or inaccuracy continues for thirty (30) days after written notice; provided, however, that if (A) such breach is curable, (B) such breach cannot be remedied within the thirty (30) day period, (C) Lessee commences reasonable efforts to effect such remedy within the thirty (30) day period and diligently pursues such efforts, and (D) such breach does not involve any substantial danger of the sale, forfeiture or loss of the applicable Equipment or of Lessor's interest therein, then Lessee shall have an additional period of sixty (60) days to effect such remedy; or (c)An assignment by Lessee for the benefit of its creditors, the failure by Lessee to pay its debts when due, the insolvency of Lessee, the filing by Lessee of any petition under any bankruptcy or insolvency law or for the appointment of a trustee or other officer with similar powers, the filing of a petition against Lessee under any bankruptcy or insolvency laws which is not dismissed within sixty (60) days, the adjudication of Lessee as insolvent, the liquidation of Lessee (unless Lessee has assigned its rights and obligations under this Master Lease and each Schedule pursuant to Section 5.2), or the taking of any action for the purpose of the foregoing; or (d)Subject to the notice and cure provisions set forth below, an assignment by Guarantor for the benefit of its creditors, the failure by Guarantor to pay its debts when due, the insolvency of Guarantor, the filing by Guarantor of any petition under any bankruptcy or insolvency law or for the appointment of a trustee or other officer with similar powers, the filing of a petition against Guarantor under any bankruptcy or insolvency laws which is not dismissed within sixty
(60) days, the adjudication of Guarantor as insolvent, the liquidation of Guarantor, or the taking of any action for the purpose of the foregoing. Lessor shall provide written notice to IBM upon the occurrence of an event under clause (d) above and, until thirty (30) days after the giving of such notice (the "30-day Period"), so long as no other Event of Default exists, Lessor shall not declare this Master Lease to be in default as a result of such occurrence and shall not exercise any remedies hereunder as a result of such occurrence, provided that all Rent and other payments becoming due hereunder are paid as and when due during such 30-day Period. Prior to the expiration of such 30-day Period, IBM may (at its sole discretion): (1) cause to be delivered to Lessor an irrevocable letter of credit (in form and substance satisfactory to Lessor) issued by a national bank acceptable to Lessor in an amount equal to the Rent becoming due during the next succeeding ninety (90) day period (the "Subsequent Rent"), or (2) deliver to Lessor a written guaranty of IBM, in substantially the form of guaranty executed by Guarantor, guaranteeing the payment as and when due of the Subsequent Rent. If IBM timely provides the required letter of credit or guaranty, for an additional ninety (90) days after the original 30-day Period, and if no other Event of Default exists, Lessor shall not declare this Master Lease to be in default as a result of such occurrence and shall not exercise any remedies hereunder as a result of such occurrence. Upon the expiration of such subsequent ninety (90) day period, unless IBM has (i) delivered to Lessor a written guaranty of IBM, in substantially the form of Exhibit E hereto, (ii) purchased all the Equipment with respect to Lessor for (A) with respect to up to, but not to exceed seventy percent (70%) of the original Aggregate Funding Amount, an amount calculated in accordance with the procedure used to calculate the Prepayment Purchase Price, and (B) with respect to the remaining Items, an amount equal to the Fair Market Value of such Items (provided, however, that all Items that are designated by an asterisk (*) on such Schedule A shall be included as part of the aggregate purchase limit of seventy percent (70%)), and paid all unpaid Rent and other amounts due hereunder, in which case Lessor shall transfer (without any representation, recourse or warranty whatsoever except as to the absence of Lessor Liens) such Equipment, including title to such Equipment, to the Lessee and the Lessor shall execute and deliver such documents evidencing such transfer and take such further action as the Lessee shall reasonably request, (iii) received an assignment of all rights, title, interest and obligations of Lessee in, under and pursuant to this Master Lease, and has accepted such assignment and assumed such obligations, or (iv) taken such other action acceptable to Lessor (in its sole discretion), then Lessor may exercise all rights and remedies hereunder. 13.2.Remedies. Upon the occurrence and continuation of any of the above Events of Default, Lessor, at its option, may: (a)enforce Lessee's performance of the provisions of the applicable Schedule by appropriate court action in law or in equity; (b) recover from Lessee any related damages and/or expenses, including Default Costs; (c)with notice and demand, recover all sums due and accelerate and recover the present value of the remaining payment stream of all Rent due under the defaulted Schedule (discounted at the same rate of interest at which such defaulted Schedule was discounted with a Secured Party plus any prepayment fees charged to Lessor by the Secured Party, or if there is no Secured Party, then discounted at 6%) together with all Rent and other amounts currently due as liquidated damages and not as a penalty; (d)with notice and process of law and in compliance with Lessee's operational and security requirements, enter on Lessee's premises to remove and repossess the Equipment without being liable to Lessee for damages due to the repossession, except those resulting from Lessor's, its assignees' or agents' or representatives' negligence or willful misconduct; and (e)pursue any other remedy permitted by law or equity. The above remedies, in Lessor's discretion and to the extent permitted by law, are cumulative and may be exercised successively or concurrently.

14.Intentionally Omitted.

15.  ADDITIONAL PROVISIONS.

     15.1. Entire Agreement. (a)This Master Lease, each Schedule and the other Operative Documents shall constitute the complete and exclusive statement of the terms of the agreement of Lessor and Lessee with respect to the Equipment leased thereby, and shall automatically cancel and supersede any and all prior oral or written agreements or understandings between the parties concerning the Equipment. The headings of this Master Lease and each Schedule shall be for convenience of reference only and shall form no part of this Master Lease or such Schedule. (b) ANY AMENDMENT OF THIS MASTER LEASE OR A SCHEDULE MAY ONLY BE ACCOMPLISHED BY A WRITING SIGNED BY THE PARTY AGAINST WHOM THE AMENDMENT IS SOUGHT TO BE ENFORCED.

     15.2. No Waiver. No action taken by Lessor or Lessee shall be deemed to constitute a waiver of compliance with any representation, warranty or covenant contained in this Master Lease or a Schedule. The waiver by Lessor or Lessee of a breach of any provision of this Master Lease or a Schedule will not operate or be construed as a waiver of any subsequent breach.

     15.3. Binding Nature. Each Schedule is binding upon, and inures to the benefit of, Lessor and its permitted assigns.

     15.4. Survival of Obligations. All Lessee agreements, obligations, including but not limited to those arising under
Section 6.2, representations and warranties contained in this Master Lease, any Schedule or any document delivered in connection with those agreements are for the benefit of Lessor and any Assignee or Secured Party and shall survive the execution, delivery, expiration or termination of this Master Lease.

     15.5. Notices. Any notice, request or other communication to either party by the other will be given in writing and deemed received upon the earlier of actual receipt or three days after mailing if mailed postage prepaid by first-class to Lessor (to the attention of "Lease Administrator") or Lessee, at the address set out in the applicable Schedule, or one day after it is sent by courier or facsimile transmission if receipt is verified by the receiving party.

     15.6. Applicable Law. THIS MASTER LEASE AND EACH SCHEDULE WILL BE GOVERNED AND CONSTRUED FOR ALL PURPOSES IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO CONFLICT -OF- LAW PROVISIONS. THE PARTIES HERETO AGREE THAT THIS MASTER LEASE ALONG WITH ANY SCHEDULE HERETO CONSTITUTES A "FINANCE LEASE" AS DEFINED IN SECTION 103 OF ARTICLE 2A OF THE UNIFORM COMMERCIAL CODE; PROVIDED, HOWEVER, NO RIGHTS OR REMEDIES REFERRED TO IN ARTICLE 2A OF THE UNIFORM COMMERCIAL CODE WILL BE CONFERRED ON LESSEE IF THEY CONTRADICT AN EXPRESS PROVISION OF THIS MASTER LEASE.

     15.7. Severability. If any one or more of the provisions of this Master Lease or any Schedule are for any reason held invalid, illegal or unenforceable, the remaining provisions of this Master Lease and any such Schedule will be unimpaired, and any invalid, illegal or unenforceable provision replaced by a mutually acceptable valid, legal and enforceable provision that is closest to the original intention of the parties.

     15.8. Counterparts. This Master Lease and any Schedule may be executed in any number of counterparts, each of which will be deemed an original, but all such counterparts together will constitute one and the same instrument. If Lessor grants a security interest in all or any part of a Schedule, the Equipment or sums payable thereunder or thereon, only that counterpart Schedule marked "Secured Party's Original" can transfer Lessor's rights, and all other counterparts will be marked "Duplicate."

     15.9. Additional Documents. Lessee will, upon execution of this Master Lease and as may be requested thereafter, provide Lessor with a secretary's certificate of incumbency and authority and any other documents reasonably requested by Lessor. Upon the execution of each Schedule with an aggregate Rent in excess of $2,000,000, Lessee will provide Lessor with an opinion from Lessee's counsel regarding the representations and warranties in
Section 8. Lessee will furnish, upon request, audited financial statements for the most recent period.

     15.10. Electronic Communications. Each of the parties may communicate with the other by electronic means under mutually agreeable terms.

     15.11. Scope of Liability. Notwithstanding any other provision of this Master Lease or any other Operative Documents executed in connection herewith (expressly excepting the Guaranty), there shall be no recourse against Lessee or any of its partners, officers or employees, for any liability to Lessor, Assignee, Secured Party or any Participant arising in connection with any breach or default under this Master Lease, except to the extent the same is enforced against the Equipment and any proceeds thereof (including, without limitation, insurance proceeds thereof); and Lessor, Assignee, Secured Party and the Participants shall look solely to the Equipment and any proceeds thereof (including, without limitation, insurance proceeds thereof) in enforcing rights and obligations under and in connection with this Master Lease and the other Operative Documents (expressly excepting the Guaranty); provided that the foregoing provisions of this Section 15.11 shall not (i) constitute a waiver, release or discharge of any of Lessee's obligations hereunder or of any of the terms, covenants, conditions or provisions of this Master Lease or the other Operative Documents, or (ii) limit or restrict the right of Lessor to name Lessee as a defendant in any action or suit for a judicial foreclosure or for the exercise of any other remedy under or with respect to this Master Lease, so long as no judgment in the nature of a deficiency judgment shall be enforced against Lessee or any of its partners, officers or employees out of any property, assets or funds other than the Equipment and any proceeds thereof (including, without limitation, insurance proceeds thereof).

     15.12. Confidentiality. The Operative Documents are confidential documents among the parties thereto and, for a period of seven (7) years from the date hereof, each party thereto (the "Relevant Party") agrees to use its best efforts (i.e., in accordance with procedures adopted by such Relevant Party in good faith to protect confidential information of third parties delivered to such Relevant Party) to keep the same confidential and not disclose the Operative Documents to any third party without the prior written consent of Lessor, IBM and Guarantor; provided that nothing herein shall be deemed to prevent any such disclosure by the Relevant Party: (i)to its auditors or attorneys;
(ii)to any other persons requiring access to such information in connection with the normal business operations of such Relevant Party (including portfolio review and analysis), and such Relevant Party shall be responsible for such persons acting in compliance herewith; (iii)in connection with the enforcement or attempted enforcement of any of the Operative Documents; (iv)to any person expressing an interest in acquiring, directly or indirectly, the Relevant Party's interest in the Operative Documents (and who agrees to be bound by the provisions of this Section 15.13); or
(v)to (or as required by) any subpoena or civil investigative demand or any applicable law or governmental or regulatory authority.

     15.13. Waiver of Jury Trial. THE LESSEE AND LESSOR EACH WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS MASTER LEASE, THE OTHER OPERATIVE DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY PARTY AGAINST ANOTHER PARTY, OR ANY SECURED PARTY, PARTICIPANT OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. THE LESSEE AND THE LESSOR EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY.

     15.14. Appraisals. (a) If Lessee and Lessor are unable to agree upon the Fair Market Value or Fair Market Rental Value (each a "Value") of Equipment at any time, and the parties are unable to resolve such dispute pursuant to reasonable negotiations among themselves and if either Lessor or Lessee shall have given written notice to the other requesting determination of such Value by appraisal (provided, however, no such notice shall be given earlier than 12 months prior to the end of the Initial Term for such Item), Lessor and Lessee shall consult for the purpose of appointing a mutually acceptable independent appraiser. If they are unable to agree on an appraiser within 30 days of the giving of such notice, then Lessor or Lessee may apply to the American Arbitration Association (or its successor, the "Association") for a list of independent appraisers qualified to determine such Value. If either Lessor or Lessee does not find an acceptable appraiser on such list, it may request a second list from the Association. The Lessor and Lessee shall each select one appraiser from the list. The Association will be asked to commission the two appraisers so chosen to determine such Value, with identical instructions being given to each and without revealing (and Lessor and Lessee shall not reveal) which party chose which appraiser. The appraiser or appraisers appointed pursuant to the foregoing procedure shall be instructed to determine such Value within 20 days after such appointment and such determination shall be final and binding upon the parties.
If two appraisers shall be appointed, their determinations shall be reported only to the Association, which shall be asked to average them and report only the average (and not the individual determinations) to the Lessee and Lessor and such average shall
constitute the determination of the appraisers.   The fees and
expenses of the appraiser or appraisers shall be shared equally by Lessor and Lessee unless either (i) the Value so determined shall be greater than 110% of the Value proposed by Lessor, in which event the Lessee shall pay such costs, or (ii) the Value so determined shall be less than 90% of the Value proposed by Lessor, in which event Lessor shall pay such costs.

     15.15. Definitions.

     30- Day Period - shall have the meaning set forth in Section
     13.1. Affiliate - means any entity that directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with, Lessor.

     Aggregate Funding Amount - is defined in the Schedule.

     Assignee - means Transferee to whom Lessor has sold or assigned its rights as owner and Lessor of Equipment.

     Attachment - means any accessory, equipment or device and the installation thereof that does not impair the original function or use of the Equipment and is capable of being removed without causing material damage to the Equipment and is not an accession to the Equipment.

     Business Day -means any day other than a Saturday, Sunday or other day on which commercial banks in New York City or San
     Francisco are authorized or required by law to close.

     Casualty Loss - means an event whereby any Item shall be or becomes lost, stolen, destroyed, irreparably damaged in the determination of Lessee, or permanently rendered unfit for use from any cause whatsoever.

     Casualty Value -is defined in the Schedule.

     Commencement Certificate - means the certificate provided by Lessor which must be signed by Lessee within ten days after the Commencement Date as requested by Lessor.

     Commencement Date - is defined in the Schedule.

     Default Costs - means reasonable attorney's fees resulting from an Event of Default or Lessor's enforcement of its remedies as a result of an Event of Default.

     Equipment - shall have the meaning as set forth in Section 1.

     Equipment Cost - is defined in the Schedule.

     Equipment Vendor - is defined in the Purchase Agreement.

     Event of Default - means the events described in Section
     13.l.

     Fair Market Value - means, with regards to any Item, at any time, the aggregate amount that would be obtainable in an arm's-length transaction between an informed and willing buyer/user purchasing the Equipment in place for its originally intended use and an informed and willing seller under no compulsion to sell; provided, however, the Fair Market Value shall not include the value of any Alterations other than Alterations financed or purchased by Lessor.

     Guarantor - means Cirrus Logic, Inc.

     Guaranty - means the guaranty executed by Guarantor as of the date hereof in the form of Exhibit D hereto.

     IBM - means International Business Machines Corporation.

     Initial Term - means the period of time beginning on the first day of the first full Rent Interval following the Commencement Date for all Items on a Schedule and continuing for the number of Rent Intervals indicated on such Schedule.

     Installation Date - means the day on which Equipment is installed and qualified for a commercially available manufacturer's standard maintenance contract or warranty coverage, if available.

     Interim Rent - means the pro rata portion of Rent due for the period from the Commencement Date to but not including the first day of the first full Rent Interval included in the Initial Term.

     Item - shall have the meaning set forth in Section 2.

     Lease Rate Factor -is defined in the Schedule.

     Lessor Liens - shall have the meaning set forth in Section
     5.6.

     Like Equipment - means a comparable item of Equipment, free and clear of all liens other than Permitted Liens, that has at least the value, utility and remaining useful life of and is in as good operating condition as the substituted or replaced Item, assuming that the substituted or replaced Item was maintained in accordance with this Master Lease.

     Like Part - means a substituted part that is lien free and of the same manufacturer and part number as the removed part, and that when installed on the Equipment will be eligible for maintenance coverage with the manufacturer of the Equipment.

     Master Lease - shall have the meaning set forth in the recitals.

     Notice Period - means the time period described in a Schedule during which Lessee may give Lessor notice of the termination of the term of that Schedule.

     Operative Documents - shall have meaning set forth in Section
     5.5(a).

     Overdue Rate - means the lesser of 12% per year or the maximum rate permitted by the law of the state where the Equipment is located.

     Participant or Participants - shall have the meaning set forth in Section 5.4(b).

     Paying Agent - is defined in the Schedule.

     Permitted Liens - means

          (i) liens that are created or permitted by this Master
          Lease,

          (ii) the rights of any sublessee or operator permitted by the terms of this Master Lease,

          (iii) those rights asserted by persons claiming by or through Lessor,

          (iv) liens for fees, taxes, levies, imposts, duties or other governmental charges of any kind which are not yet delinquent or are being contested in good faith by appropriate proceedings that suspend the collection thereof,

          (v) liens of mechanics, materialmen, laborers, employees or suppliers and similar liens arising by operation of law, incurred by Lessee in the ordinary course of business for sums that are not yet delinquent or are being contested in good faith by negotiations or by appropriate proceedings that suspend the collection thereof, and

          (vi) liens arising out of any judgments or awards against Lessee which have been adequately bonded to protect Lessor's interests or with respect to which a stay of execution has been obtained pending an appeal or proceeding for review.

     Person - means any individual, partnership, corporation, trust, unincorporated organization, government or department or agency thereof and any other entity.

     Prepayment Purchase Price - is defined in the Schedule.

     Purchase Agreement - a purchase agreement in the form of Exhibit B hereto.

     Reconfiguration - means any change to Equipment that would upgrade or downgrade the performance capabilities of the Equipment in any way.

     Relevant Party - shall have the meaning set forth in Section
     15.13.

     Rent - means the rent, including Interim Rent, that Lessee will pay for each Item, expressed in a Schedule either as a specific amount or as an amount equal to the Equipment cost multiplied by the Lease Rate Factor, plus all other amounts due to Lessor under this Master Lease or a Schedule.

     Rent Interval - means a full calendar month or quarter as indicated on a Schedule.

     Replacement Equipment - is defined in the Schedule.

     Schedule - shall have the meaning as set forth in Section 1.

     Secured Party - means a Transferee to whom Lessor has granted a security interest in a Schedule and related Equipment for the purpose of securing a loan.

     Subsequent Rent - shall have the meaning set forth in Section
     13.1.

     Syndication - shall have the meaning set forth in Section
     5.4(b).

     Term - shall have the meaning set forth in Section 2.

     Total Equipment Cost - is defined in the Schedule.

     Transferee - shall have the meaning set forth in Section
     5.4(a).

IN WITNESS WHEREOF, the parties hereto have executed this Master
Lease on or as of the day and year first above written.


COMDISCO, INC.,                      MICRUS,
as Lessee                            as Lessor

                                     By:  MICRUS HOLDINGS INC.,
                                          as general partner

By: /s/ Michael F. Herman
        Michael F. Herman
Title:  President Comdisco
         Electronics Group
                                     By: /s/ Eric G. Johnson
                                             Eric G. Johnson
                                     Title:  Director, Business Office


                                     CIREL INC.
                                     as general partner


                                     By: /s/ George N. Alexy
                                             George N. Alexy

                                   Title:  Senior Vice President, Marke




                         CIRRUS GUARANTY


     In consideration for Comdisco, Inc. ("Comdisco") entering into the Master Lease Agreement dated as of June 28,1996, and all of its related Equipment Schedules issued pursuant thereto (the "Lease") with MiCRUS (as "Lessee"), a general partnership organized and existing under the laws of the State of New York, the undersigned hereby guarantees the prompt and complete performance by the Lessee of all the terms and conditions of said Lease to be performed by it, including but not limited to, the prompt payment of all rentals and other sums payable thereunder. The undersigned further agrees to indemnify and hold Comdisco, its successors and assigns, harmless from and against any and all liability, loss, damage or expense, including attorneys fees and court costs, which Comdisco, its successors and assigns, may incur or sustain by reason of the failure of the Lessee to fully perform and comply with the terms and conditions of said Lease.

     This is a continuing, absolute and unconditional guaranty of performance and payment and not of collection. The undersigned specifically waives any right to subrogation, setoff or counterclaim, and any defense for changes in applicable law or any other circumstances which might constitute a legal or equitable defense or discharge of a guarantor or surety. The undersigned waives any right to require a proceeding first against the Lessee or to exhaust any security for the performance of the obligations of the Lessee, and waives notice of acceptance hereof and of defaults hereunder. The undersigned agrees that the liability of the undersigned shall not be affected or decreased by any amendment, termination, extension, renewal, waiver or modification of said Lease or the rejection or disaffirmance thereof in bankruptcy or like proceedings and that certain obligations under the Lease may be accelerated upon any nonpayment thereof by the Lessee. This Guaranty shall be specifically assignable to and inure to the benefit of Lessor's Assignee and Secured Party to the extent such assignment, transfer or grant of security interest is permitted under the Lease and is irrevocable so long as there are any obligations of Lessee remaining under the Lease. The undersigned acknowledges that its obligations under this Guaranty are in no way or manner limited by the provisions contained in
Section 15.11 of the Lease. This Guaranty shall be governed by and construed in accordance with the laws of the State of New York.

Dated: June 28, 1996.
                             CIRRUS LOGIC, INC.
                             (Guarantor)

                             By: /s/ George N. Alexy
                                 George N. Alexy

                             Title:  Senior Vice President, Marketing